Exhibit 13.1

Certification by the Principal Executive Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of JA Solar Holdings Co., Ltd. (the “Company”) on Form 20-F for the year ended December 31, 2011 as filed with the Securities and Exchange Commission on April 30, 2012, and as amended by Amendment No. 1 on May 23, 2012, Amendment No. 2 on July 2, 2012 and Amendment No. 3 on the date hereof  (the “Report”), I, Peng Fang, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)                                 The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                 The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	October 15, 2012

By:	/s/ Peng Fang
Name:	Peng Fang
Title:	Chief Executive Officer